UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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NORTHERN LIGHTS FUND TRUST
(Name of Registrant as Specified in Its Charter)

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Northern Lights Fund Trust

450 Wireless Blvd. Hauppauge

NY  11788

December 14, 2012

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to (i) the appointment of a new investment subadviser to the SCA Absolute Return Fund and the SCA Directional Fund, (each, a “Fund”, collectively, the “Funds”), each a series of the Northern Lights Fund Trust, and (ii) the appointment of an investment subadviser to the Funds in light of the subadviser’s recent change in control.

As described in the enclosed Information Statement, the Board of Trustees of Northern Lights Fund Trust has (i) approved Inflection Partners, LLC as an investment subadviser to the Funds and has approved a subadvisory agreement with Inflection Partners, LLC on the terms described herein, and (ii) approved a new subadvisory agreement with Tiburon Capital Management, LLC on the terms described herein.

As always, please feel free to contact the Fund at 1-855-282-1100 with any questions you may have.

Sincerely,

James P. Ash, Esq.

Secretary

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

SCA Absolute Return Fund

SCA Directional Fund

December 14, 2012

17605 Wright Street, Suite 2Omaha, NE 68130

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the SCA Absolute Return Fund, and shareholders of the SCA Directional Fund (each, a “Fund,” collectively, the “Funds”), each a series of Northern Lights Fund Trust (“NLFT” or the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order that NLFT and Genesis Capital, LLC, the Fund’s investment adviser (the “Adviser”), received from the U.S. Securities and Exchange Commission (the “SEC”) on December 19, 2011 (the “Order”).  The Exemptive Order permits the Adviser to hire or replace investment subadvisers and to make changes to existing subadvisory agreements with the approval of the Board of Trustees of NLFT (the “Board of Trustees,” the “Board,” or the “Trustees”), without obtaining shareholder approval.  Under the conditions of the Order, the Board must provide notice to shareholders within 90 days of hiring a new subadviser or implementing any material change in a subadvisory agreement.

At an in-person meeting held on June 20, 2012, the Board, including a majority of the Independent Trustees, considered and approved Inflection Partners, LLC (“Inflection Partners”) to serve as a subadviser to the Funds.  The Funds entered into a subadvisory agreement with Inflection Partners (the “Inflection Partners Subadvisory Agreement”) to be effective at the close of business on the day Inflection Partners begins managing a portion of the Fund.

At an in-person meeting held on September 27, 2012, the Board, including a majority of the Independent Trustee, considered and approved Tiburon Capital Management, LLC (“Tiburon”) to serve as a subadviser to the Funds, in light of Tiburon’s pending change in control.  The Funds entered into a new subadvisory agreement with Tiburon (the “New Tiburon Subadvisory Agreement”) dated to be effective at the close of business on the day Inflection Partners begins managing a portion of the Fund.

This Information Statement is being supplied to shareholders to fulfill the notice requirement, and a notice regarding the website availability of this Information Statement will be mailed on or about December 14, 2012 to the Fund’s shareholders of record as of November 26, 2012 (the “Record Date”).  This Information Statement describes the Inflection Partners Subadvisory Agreement and the Tiburon Subadvisory Agreement with respect to the Funds.  As of the Record Date, there were issued and outstanding 4,923,955 shares of the SCA Absolute Return Fund and 4,319,646 shares of the SCA Directional Fund.  As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

BACKGROUND

The Trust is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business.  The Trust was organized as a Delaware statutory trust by a Certificate of Trust filed January 19, 2005, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Funds each represent a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs, and investment advisers than the other series of the Trust.

The Adviser is located at 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335.  Pursuant to an investment management agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, selecting investments according to the Fund’s investment objectives, policies and restrictions.  In addition, the Adviser may retain one or more subadvisers, at its own cost and expense, subject to the approval of the Board (including a majority of the Independent Trustees), for the purpose of managing the investment of all or a portion of the assets of the Fund.  The Advisory Agreement was approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on March 23, 2011 and approved by the initial shareholder of the Fund at a special shareholders meeting held on September 7, 2011.  The Advisory Agreement became effective on September 8, 2011 for an initial term of two years.

As indicated above, the Trust and the Adviser have obtained the Order from the SEC, which permits the Adviser to enter into subadvisory agreements with subadvisers without obtaining shareholder approval.  The Adviser, subject to the review and approval of the Board of Trustees, selects subadvisers for each of the Funds, and supervises and monitors the performance of each subadviser.  The Trust may rely on the Order, provided that the Funds are managed by the Adviser, and comply with the terms and conditions set forth in the application for the Order.

The Order also permits the Adviser, subject to the approval of the Board, to replace subadvisers or amend subadvisory agreements without shareholder approval (except in the case of affiliated subadvisers) whenever the Adviser and the Board believe such action will benefit the respective Fund and its shareholders.

I.

THE GENESIS CAPITAL, LLC ADVISORY AGREEMENT

The Advisory Agreement between the Trust and the Adviser was adopted and approved by the Board of Trustees, including a majority of the Independent Trustees, at a meeting held on March 23, 2011, and became effective on September 8, 2011 for an initial term of two years.

Under the Advisory Agreement with Genesis Capital, LLC, the Adviser receives a fee paid monthly at the annual rate of 1.95% of each Fund’s average daily net assets, and the Adviser may pay subadvisers a portion of its advisory fee.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds, or extraordinary expenses such as litigation) at least until October 31, 2013, so that the total annual operating expenses of the SCA Directional Fund do not exceed 2.95% of the Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.

For the period ended December 31, 2011, the Adviser earned net advisory fees of $189,549 and $143,630 for the SCA Absolute Return Fund and the SCA Directional Fund respectively.  The Adviser has voluntarily agreed to reduce the fee it receives for both Funds to 1.45% respectively.  None of these fees were paid to a subadviser.

II.

THE INFLECTION PARTNERS, LLC SUBADVISORY AGREEMENT

At the June 20, 2012 in-person meeting, the Board approved the hiring of Inflection Partners as subadviser to the Funds pursuant to the Inflection Partners Subadvisory Agreement.  Pursuant to the terms of the Inflection Partners Subadvisory Agreement, the Adviser has delegated certain of its duties to Inflection Partners.  Inflection Partners acts as investment adviser to and is responsible for the investment management of certain assets.  At all times, Inflection Partners is subject to the supervision of the Adviser and the Board of Trustees of the Trust.  The terms of the Inflection Partners Subadvisory Agreement further provide that Inflection Partners will maintain appropriate books and records, and provide a quarterly Investment Report.  In consideration for its services, Inflection Partners is entitled to an annual fee from Adviser.

As discussed above, as compensation for its services, each Fund pays the Adviser a fee paid monthly at an annual rate of 1.95% the Fund’s average daily net assets, and the Adviser separately pays Inflection Partners a monthly fee, calculated at an annual rate, based on Inflection Partners’ managed portion of the Fund’s average daily net assets.  Under the Inflection Partners Subadvisory Agreement between the Adviser and Inflection Partners, the Adviser is responsible for all fees payable to Inflection Partners for its services as a subadviser to the Funds.  The Funds are not responsible for the payment of any portion of such fees.  Accordingly, the appointment of Inflection Partners as a subadviser to the Funds does not affect the management fees paid by the Fund or its shareholders.  Inflection Partners is entitled to such fee computed daily and paid monthly, calculated at an annual rate based on its managed portion of the Funds’ average daily net assets.

Under the terms of the Inflection Partners Subadvisory Agreement, Inflection Partners will serve subject to the supervision of the Adviser and the Board of Trustees.  Inflection Partners, at its own expense, will furnish necessary investment and management facilities to conduct the investment activities of the portion of the Fund that it manages, and will pay the salaries of its respective personnel.  In addition, under the Inflection Partners Subadvisory Agreement: (a) Inflection Partners shall indemnify the Adviser, its affiliates and its Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Funds and their respective Affiliates and Controlling Persons (within the meaning of the Securities Act of 1933) may sustain as a result of Inflection Partners’ willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, Inflection Partners shall not be liable for indirect, punitive, special or consequential damages arising out of the Inflection Partners Subadvisory Agreement; (b) the Adviser shall indemnify Inflection Partners, its Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws; and (c) Inflection Partners shall not be liable to the Adviser for acts of Inflection Partners which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to Inflection Partners upon reasonable request.

The Inflection Partners Subadvisory Agreement has an initial term of two years from the date Inflection Partners commences subadvisory services for the Funds, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the respective Fund represented at a meeting if holders of more than 50% of the outstanding shares of the respective Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the respective Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC); provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Inflection Partners Subadvisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Inflection Partners Subadvisory Agreement terminates automatically in the event of its “assignment,” as defined under 1940 Act.

About Inflection Partners

Inflection Partners, has been an SEC registered investment advisor since 2011, with assets under management of approximately $43,170 million as of October 31, 2012.  Inflection Partners offers investment advisory services to individual and institutional investors such as the Funds.

Inflection Partners is a long/short manager of equity-related securities that will manage a portion of each Fund’s investment portfolio in the telecommunications, media and technology sectors.

Below is the name and principal occupation of each principal executive officer, director or controlling entity of Inflection Partners, LLC as of June 20, 2012 as to the best of the Trust knowledge.  The business address of each person listed below is 388 Market Street, Suite 1300, San Francisco, CA 94111.

Name	Title & Principal Occupation
David Sherry	Managing Director
Jack Andrews	Principal
Karen Landry	Chief Compliance Officer

Inflection Partners was approved as an investment subadviser to the SCA Directional Fund and the SCA Absolute Return Fund, each a separate series of the Trust, which had approximately $54,678 million and $45,870 million, respectively, in net asset value as of June 30, 2012, under compensation arrangements identical for both Funds.

Current and Pro-Forma Fees

The Funds previously have not paid fees and expenses under any subadvisory agreement.  Therefore, no comparative expense tables are presented.

Board Considerations in Approving the Inflection Partners Subadvisory Agreement

In connection with a regular meeting held on June 20, 2012, the Board of the Trust, including a majority of the Independent Trustees, discussed the approval of the Inflection Partners Subadvisory Agreement between Inflection Partners and the Adviser on behalf of the SCA Directional Fund, and on behalf of the SCA Absolute Return Fund.  In considering the proposed Inflection Partners Subadvisory Agreement, the Board received materials specifically relating to the Inflection Partners Subadvisory Agreement.  These materials included: (a) information on the investment performance of Inflection Partners’ similarly managed funds and accounts; (b) information from Inflection Partners regarding its resources available with respect to compliance with the Funds’ investment policies and restrictions and with the Funds’ policies on personal securities transactions; (c) information about the overall organization of Inflection Partners; (d) information provided by Inflection Partners detailing investment management staffing within Inflection Partners; and (e) information from Inflection Partners demonstrating its financial condition.

In its consideration of the proposed Inflection Partners Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Inflection Partners Subadvisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of Inflection’s research capabilities, and noted the long and varied background and experience of its fund management personnel. The Board discussed the number of sub-advisers currently sub-advising the SCA Funds, and how Inflection will fit into the existing structure.  The Trustees noted the firm’s long history managing a hedge fund, and, more recently, as a sub-adviser to a hedged strategies fund.  The Trustees concluded that the sub-adviser had the ability to provide a level of service consistent with the Board’s expectations.

Performance.  The Board reviewed the performance of the other funds managed by the sub-adviser as compared to a peer group of similar funds and its benchmark.  Because Inflection had not yet begun sub-advising the SCA Funds, the Trustees could not consider the sub-adviser’s investment performance relative to the SCA Funds.  However, the Board considered the past performance of the sub-adviser in its hedge fund, and noted that its five year track record is quite strong; 67.7% vs the S&P 500 at 34.1%.  The Board concluded that Inflection has the potential to deliver favorable performance.

Fees and Expenses.  The Board noted that Inflection would charge a 1.50% annual sub-advisory fee based on the portion of the average net assets of each SCA Funds that Inflection manages.  The Trustees compared the proposed fee to the fees charged by the sub-adviser for managing other client accounts, and noted that it was less than or equal to such fees.  The Trustees concluded that the proposed sub- advisory fee was acceptable.

Economies of Scale. The Board considered whether there will be economies of scale in respect of the management of the Funds and whether there is potential for realization of any economies of scale.  The Trustees concluded that, based on the current size of the SCA Funds, economies of scale had not been reached at this time, particularly with respect to the sub-advisers because they each manage only a portion of the assets .  After discussion, the Board’s consensus was that, as the SCA Funds continue to grow, the issue of economies of scale should be revisited.

Profitability.  The Board considered the anticipated profits to be realized by Inflection in connection with the operation of the SCA Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the SCA Funds. They also considered the profits realized by Inflection from other activities related to the Fund including soft dollar costs. The Trustees noted that Inflection had estimated modest income from the relationship, with little profit expected the first year.  The Trustees concluded that the sub-adviser’s levels of profitability from its relationship with the Fund would not be excessive.

Conclusion.  Having requested and received such information from the sub-adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, concluded that the sub-advisory fee is reasonable and that Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of the SCA Funds.

II.

THE NEW TIBURON SUBADVISORY AGREEMENT

On October 23, 2012 Tiburon executed agreements to merge with a pension and endowment consultant, Gray & Company (“Gray”), joining their asset management unit.  All of the equity of Tiburon will be held by Gray post-closing, and the closing will occur simultaneous with the transition of the shareholder accounts to Gray.

Under the 1940 Act a transaction that results in the owner of more than 25% of the voting interests of an investment adviser reducing his interests to less than 25% is presumed to constitute a “change in control” of the adviser.  The 1940 Act further states that a change in control of an investment adviser causes the adviser’s management agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act.  For the purposes of the 1940 Act, a transaction described above is presumed to constitute a “change in control” of Tiburon, and will cause the “assignment” and resulting termination of the current subadvisory agreement with Tiburon.

The 1940 Act requires that subadvisory agreements, other than certain interim management agreements referred to below, be approved by a vote of a majority of the outstanding shares of a fund, or be renewed by the Trust if an Exemptive Order, such as the Order, is in place.

About Tiburon

Tiburon has been an SEC registered investment advisor since March 29, 2012, with assets under management of approximately $42,500,000 as of October 31, 2012.  Tiburon offers investment advisory services to individual and institutional investors such as the Funds.

Tiburon seeks to generate absolute returns with low volatility by exploiting market, documentary, and competitor research inefficiencies and deficiencies.  It invests long or short in securities.

Below is the name and principal occupation of each principal executive officer, director or controlling entity of Tiburon as of June 20, 2012 as to the best of the Trust’s knowledge.  The business address of each person listed below is 527 Madison Avenue, 6th Floor, New York, New York 10022.

Name	Title & Principal Occupation
Michael Lupoff	Managing Member / Chief Executive Officer
Charlie Trisiripisal	Partner / Chief Compliance Officer
Tyler Staut	Partner

Tiburon was approved as an investment subadviser to the SCA Directional Fund and the SCA Absolute Return Fund, each a separate series of the Trust, which had approximately $54,678 million and $45,870 million, respectively, in net asset value as of June 30, 2012 under compensation arrangements identical for both Funds.

Current and Pro-Forma Fees

The Funds did not pay fees and expenses under any subadvisory agreement in its prior fiscal year.  Also, the compensation paid to Tiburon has not changed.  Therefore, no comparative expense tables are presented.

Board Considerations in Approving the New Tiburon Subadvisory Agreement

At a meeting of the Board of Trustees on September 27, 2012, the Board, including the Independent Trustees, deliberated whether to approve the New Tiburon Subadvisory Agreement with Tiburon.  In determining whether to approve the New Tiburon Subadvisory Agreement, the Trustees considered written materials provided by Tiburon and the Trust’s administrator (the “Report”) that had been provided to the Board prior to the meeting.  These materials included: (a) information on the investment performance of the Funds that Tiburon has advised for the Trust; (b) arrangements with respect to the distribution of the Funds’ shares; and (c) the resources available with respect to compliance with the Funds’ investment policies and restrictions, and with policies on personal securities transactions.  Additional information was furnished by Tiburon, including information on the overall organization of Tiburon; any changes in investment management staffing; and current financial information.

In their consideration of the proposed New Tiburon Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the New Tiburon Subadvisory Agreement include the following:

Nature, Extent and Quality of Services.  The Trustees reviewed the biographical information provided about each of the key personnel at the sub-adviser.  They further noted the strict compliance policies and procedures outlined in the materials provided by Tiburon, that the sub-adviser has no significant litigation or regulatory issues related to Tiburon or affiliates.  The Board also considered that the shareholders would benefit from increased resources as a result of the merger, that there would be continuity in the portfolio management team, and that the new Gray personnel, including the CCO, bring many years of experience.  The Trustees concluded that these additional resources could benefit the Fund’s shareholders.

Performance.  The Board considered the track record of another fund that is managed pari-passu by Tiberon, noting that it outperformed the benchmark index.  The Trustees agreed that it was not reasonable to make broad based decisions on the limited history of Tiburon’s service to the Funds, which was less than four months.

Fees and Expenses.   The Trustees considered the fees charged by Tiburon to the Funds as compared to those fees charged for its SCA separately managed accounts, and noted that the fee charged is the same for each.  The Trustees also noted that Tiburon charges a 2/20% performance fee for one of its fund clients.  Based on this information, the Board concluded that the fee was reasonable.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was a Fund level issues and should be considered with respect to each Fund’s overall advisory contract and fee.

Profitability.  The Board considered the anticipated profits to be realized by the Sub-Adviser in connection with the Fund.  The Board noted the slim profitability estimates for the next year, and determined that the projected profitability was reasonable because the sub-adviser only advises a portion of the Fund.  They further considered that the Adviser would not receive any additional benefit from its relationship with the Fund in the form of soft dollars, revenue sharing or 12b-1 fees.  The Trustees concluded, therefore, that the sub-adviser’s levels of profitability from its relationship with the Fund is not excessive.

Conclusion.  Having requested and received such information from the sub-adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the proposed sub-advisory fee is reasonable with respect to each Fund, and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of Tiburon.

III.

OTHER MATTERS

As of November 26, 2012, the only shareholders known by the Trust to own of record more than 5% of the outstanding shares of the Funds are listed below.

Name and Address	Status	Number of Shares	Percent of Shares
SCA Absolute Return Fund
TD Ameritrade PO Box 2226 Omaha, NE 68103	Beneficial	3,316,839	67.36%
FolioFn Investments Inc. 8180 Greensboro Drive 8th Floor Mclean, VA 22102	Beneficial	909,325	18.47%
National Financial Services 200 Liberty Street One World Financial Center New York, NY 10281	Beneficial	584,729	11.88%

SCA Directional Fund
TD Ameritrade PO Box 2226 Omaha, NE 68103	Beneficial	2,775,228	64.25%
National Financial Services 200 Liberty Street One World Financial Center New York, NY 10281	Beneficial	730,764	16.92%
FolioFn Investments Inc. 8180 Greensboro Drive 8th Floor Mclean, VA 22102	Beneficial	715,806	16.57%

As of November 26, 2012, the Trustees and officers of the Trust, individually and as a group, did not own any of the Funds’ outstanding shares.

The Trust will furnish, without charge, a copy of either of the Funds’ annual report for the period ended June 30, 2012 to any shareholder upon request.  To obtain the SCA Absolute Return Fund’s annual report, please contact the Fund by calling 1-855-282-1000, or by writing to SCA Absolute Return Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.  To obtain the SCA Directional Fund’s annual report, please contact the Fund by calling 1-855-282-1000, by writing to SCA Directional Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street,, Suite 2, Omaha, NE 68130.

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

Broker Commission.  The Fund commenced operations September 8, 2011.  During the fiscal period ended June 30, 2012 the Fund paid $16,258 in commissions for the SCA Absolute Return Fund, and $13,472 for the SCA Directional Fund.  No commissions were paid to affiliated brokers.

Principal Underwriter, Administrator and Custodian.  Northern Lights Distributors, LLC (the “Distributor”) serves as the Distributor for the shares of the Fund pursuant to a Distribution Agreement between the Trust, on behalf of the Fund, and the Distributor.  The Distributor accrued $161,004 as compensation for distributing both Classes of each of the Funds’ shares during the fiscal period ended June 30, 2012. Gemini Fund Services, LLC (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, provides administrative and fund accounting services to the Funds and acts as transfer, dividend disbursing, and shareholder servicing agent to the Funds.  During the fiscal ended June 30, 2012, GFS earned $181,473.  Union Bank, National Association, with principal offices at Union Bank, National Association, 350 California Street, 6th Floor, San Francisco, CA 94104 has served as the Funds’ custodian since inception.  During the fiscal period ended June 30, 2012, the custodian earned $13,028 in custody fees.

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless the Trust has received contrary instructions from one or more of the shareholders.  Upon written or oral request, the Trust will promptly deliver a separate copy of this Information Statement to a shareholder at a shared address to which a single copy of the document was delivered.  Contact the Funds by calling 1-855-282-1000, or by writing to SCA Absolute Return Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130 or SCA Directional Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, NE 68130.

Shareholders at shared addresses can also contact the Fund to indicate their preference regarding receiving multiple or single copies annual or semi-annual reports, information statements or notices of internet availability of proxy materials at their shared address.

FORM OF SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this _____ day of _________________, by and between GENESIS CAPITAL, LLC (the “Adviser”), a limited liability company  registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) located at 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335, and _______________________ (the “Subadviser”), a limited liability company registered under the Advisers Act, located at ________________________, with respect to each Fund listed on Schedule A hereto (each, a “Fund”), each a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

(a)

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

(b)

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the _____ day of December, 2011, as amended (the “Advisory Agreement”), been retained to act as investment adviser for each Fund listed on Schedule A hereto;

(c)

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

(d)

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of each Fund’s assets that the Adviser will assign to the Subadviser (the “Subadviser Assets”), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

(e)

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

(d)

Appointment as Subadviser.  The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment.  In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets.  It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

(e)

Duties of Subadviser.

(f)

Investments.  The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in the Funds’ prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.  The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning each Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

(g)

Compliance with Applicable Laws and Governing Documents.  In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, a Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations.  Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations.  Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring each Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets.  The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect a Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

(f)

The Adviser shall perform quarterly and annual tax compliance tests to ensure that each Fund is in compliance with Subchapter M of the Code.  In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent a Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance.  In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M.  If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within 30 days after the close of the quarter, the time permitted under the Code, or, if the Code is amended, such other time permitted under the Code.

(g)

The Adviser will provide the Subadviser with reasonable advance notice of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes.  The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Funds, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI.  The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(h)

Voting of Proxies.  The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser.  The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund(s) or the Trust or take any action with respect thereto.

(h)

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.  The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to a Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(i)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets.  The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(j)

Brokerage.  The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of each Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account.  The Subadviser shall place all orders for the purchase and sale of portfolio investments for a Fund’s account with Brokers selected by the Subadviser.  In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for each Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below.  In using its reasonable efforts to obtain for each Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions.  The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades.  Notwithstanding the foregoing, the Trust, a Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets.  Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, a Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.  It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients.

(i)

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of a Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.  It is recognized that in some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

(k)

Securities Transactions.  The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Funds; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Funds if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

(j)

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets.  The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(l)

Books and Records.  The Subadviser or the Fund’s third party service providers shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions.  The Subadviser acknowledges that each Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files.  Each Fund’s Records, maintained by the Subadviser, shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(m)

Information Concerning Subadviser Assets and Subadviser.  From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith.  The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser.  Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(n)

Custody Arrangements.  The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements.  The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets.  The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of each Fund.  The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

(o)

Independent Contractor.  In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

(p)

Expenses.  During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement.  The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust’s, the Funds’ or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for a Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Funds’ custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of each Fund for sale in the various states; freight and other charges in connection with the shipment of each Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses.  The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of a Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of a Fund or the Adviser.  The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

(q)

Investment Analysis and Commentary.  The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement.  The Investment Reports are due within 10 days after the end of each quarter.  In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser.  The subject of each Investment Report shall be mutually agreed upon.  The Adviser is freely able to publicly distribute the Investment Report.

(r)

Compensation.  For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to the amounts described in Exhibit A attached hereto.  Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Funds’ Prospectus and/or SAI.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

(s)

Representations and Warranties of Subadviser.  The Subadviser represents and warrants to the Adviser and the Trust as follows:

(t)

The Subadviser is registered as an investment adviser under the Advisers Act;

(u)

The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(v)

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser;

(w)

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(x)

None of the Subadviser, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

(y)

The Subadviser represents that no action, suit or proceeding is pending or, to the knowledge of Subadviser, threatened against Subadviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Subadviser of this Agreement or the transactions contemplated hereby.

(z)

Representations and Warranties of Adviser.  The Adviser represents and warrants to the Subadviser as follows:

(aa)

The Adviser is registered as an investment adviser under the Advisers Act;

(bb)

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(cc)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(dd)

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(ee)

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

(ff)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of a Fund and the Adviser’s entering into and performing this Agreement;

(gh)

None of the Adviser, its principals and employees has been the subject of any order or injunction issued by the SEC or any other relevant securities self-regulatory organization, that none of them has been convicted of any felony or misdemeanor related to securities, investment, commodities, or futures activities in any jurisdiction, whether foreign or domestic, and that none has been found to have violated any foreign or domestic federal or state securities law or any rules and/or regulations put forth by any regulatory body charged with the regulation and/or oversight of securities, investment, commodities, or futures activities; and

(hh)

The Adviser represents that no action, suit or proceeding is pending or, to the knowledge of Adviser, threatened against Adviser or its principals, employees or affiliates before or by any court, regulatory agency or other governmental authority that brings into question the validity of the transactions contemplated by this Agreement or that could impair the consummation by Adviser of this Agreement or the transactions contemplated hereby.

(ii)

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

(jj)

Liability and Indemnification.

(kk)

Liability.  The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or a Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets.  Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(ll)

Indemnification.  The Subadviser shall indemnify the Adviser, the Trust and each Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.  Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(mm)

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

(nn)

Duration and Termination.

(oo)

Duration.  Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date on which the Subadviser commences operations for the Fund, and shall continue automatically for successive annual periods with respect to each Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(pp)

Termination.  Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to one or more Funds, without payment of any penalty:

(qq)

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of a Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

(rr)

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

(ss)

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

(tt)

Duties of the Adviser.  The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement.  Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in a Fund.

(uu)

Reference to Adviser and Subadviser.

(vv)

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Funds.  In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials.  The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Funds.  The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Funds that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser.  Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

(l)

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Funds or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed and notice of approval or disapproval will be provided promptly and in any event within three (3) business days.  The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

(xx)

Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

(yy)

Confidentiality.  Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Funds and the actions of the Subadviser, the Adviser and the Funds in respect thereof; except to the extent:

(zz)

Authorized.  The Adviser or the Trust has authorized such disclosure;

(aaa)

Court or Regulatory Authority.  Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(bbb)

Publicly Known Without Breach.  Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(ccc)

Already Known.  Such information already was known by the party prior to the date hereof;

(ddd)

Received From Third Party.  Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Funds’ custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them, to the extent the existence of such agreement is known or should be known by the disclosing party; or

(eee)

Independently Developed.  The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings.  The Subadviser agrees, consistent with its Code of Ethics, it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about a Fund’s portfolio holdings.

(fff)

Notice.  Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(ggg) If to the Subadviser: Name: ____________ Title: Managing Member Address: _______________ __________________	(hhh) If to the Adviser: Name: Mike Dubinsky Title: Chief Financial Officer Address: 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335

(iii)

Jurisdiction.  This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act.  In the case of any conflict, the 1940 Act shall control.

(jjj)

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

(kkk)

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

(lll)

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

(mmm)

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

(nnn)

Entire Agreement.  This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER GENESIS CAPITAL, LLC By: _____________________________ Name: Title:	SUBADVISER By: _____________________________ Name: ______________ Title: Managing Member

SUBADVISORY AGREEMENT

between GENESIS CAPITAL, LLC (the “Adviser”),

and _____________________________ (“Subadviser”)

SCHEDULE A

FUNDS TO BE SERVICED	ANNUAL FEE	EFFECTIVE DATE